Note 2-Going Concern	12 Months Ended
Dec. 31, 2013
Notes
Note 2-Going Concern

Note 2—GOING CONCERN

During 2013 and 2012, the Company incurred net losses of $657,690 and $1,581,189, respectively. This factor, among others, raises significant doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company’s continuation as a going concern is dependent upon our ability to generate sufficient cash flow to meet our obligations on a timely basis and ultimately attain profitability. Management believes that we can alleviate the facts and circumstances which indicate a going concern by expanding our services, expert advice and online products.